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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) June 30, 2005


                                CFS BANCORP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    INDIANA
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                 (State or Other Jurisdiction of Incorporation)

      000-24611                                           35-2042093
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(Commission File Number)                       (IRS Employer Identification No.)


    707 Ridge Road, Munster, Indiana                                     46321
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (219) 836-5500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As described under Item 7.01 below, effective June 30, 2005, CFS Bancorp, a Delaware corporation ("CFS Bancorp-Delaware") completed its merger (the "Reincorporation") with and into its wholly owned subsidiary, CFS Bancorp, an Indiana corporation ("CFS Bancorp-Indiana") in order to reincorporate in the State of Indiana.

Prior to the Reincorporation, the registrant's corporate affairs were governed by the corporate law of the State of Delaware, and by its Certificate of Incorporation and Bylaws (the "Delaware Charter and Bylaws"), each of which was adopted under Delaware law. Pursuant to the Merger Agreement (as defined in Item
7.01 below), and as a result of the consummation of the Reincorporation, the Articles of Incorporation and the Bylaws of CFS Bancorp-Indiana in effect immediately prior to the completion of the Reincorporation (the "Indiana Charter and Bylaws") became the Articles of Incorporation and Bylaws of the surviving corporation. Accordingly, the constituent instruments defining the rights of holders of the registrant's capital stock will now be the Indiana Charter and Bylaws, copies of which are filed as Appendices B and C, respectively to the registrant's Definitive Proxy Statement on Schedule 14A (the "Definitive Proxy Statement") filed with the Securities and Exchange Commission (the "SEC") on March 25, 2005 and are incorporated herein by reference. Additionally, as a result of the Reincorporation, Indiana corporate law will generally be applicable in the determination of the rights of security holders of the registrant under state corporate laws. The differences in the rights of the security holders of the registrant as a result of the Reincorporation are more fully set forth in the registrant's Definitive Proxy Statement.

ITEM 7.01  REGULATION FD DISCLOSURE

Effective on June 30, 2005, CFS Bancorp-Delaware completed a merger with and into its wholly owned subsidiary, CFS Bancorp-Indiana in order to reincorporate in the State of Indiana. The Reincorporation was effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of April 25, 2005, by and between CFS Bancorp-Delaware and CFS Bancorp-Indiana. A copy of the Merger Agreement was filed as Exhibit 2.1 to the registrant's Current Report on Form 8-K filed with the SEC on April 29, 2005 and is incorporated herein by reference. The Reincorporation was recommended for approval by the Board of Directors of both CFS Bancorp-Delaware and CFS Bancorp-Indiana, and was submitted to a vote of, and approved by, CFS Bancorp-Delaware's stockholders at its annual meeting held on April 26, 2005 (the "Annual Meeting"), and by the sole shareholder of CFS Bancorp-Indiana. As a result of the Reincorporation, the legal domicile of the registrant is now Indiana.

Pursuant to the terms of the Merger Agreement, (i) CFS Bancorp-Delaware merged with and into CFS Bancorp-Indiana, with CFS Bancorp-Indiana being the surviving corporation; (ii) CFS Bancorp-Indiana assumed all assets and liabilities of CFS Bancorp-Delaware and all obligations under CFS Bancorp-Delaware's outstanding indebtedness and contracts; (iii) CFS Bancorp-Delaware's existing Board of Directors and officers became the Board of Directors and officers of the surviving corporation; and (iv) the Articles of Incorporation and Bylaws of CFS Bancorp-Indiana immediately prior to the Reincorporation remained the Articles of Incorporation and Bylaws of the surviving corporation following the Reincorporation. Copies of the Articles of



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Incorporation and Bylaws of CFS Bancorp-Indiana were filed as Appendices B and
C, respectively, to the registrant's Definitive Proxy Statement.

As a result of the Merger Agreement, at the effective time of the
Reincorporation: (i) each outstanding share of Common Stock of CFS Bancorp-Delaware was automatically converted into one share of Common Stock of CFS Bancorp-Indiana; (ii) each option to purchase a share of common stock of CFS Bancorp-Delaware outstanding immediately before the Reincorporation was, by virtue of the Merger Agreement and without any action on the part of the holder thereof, converted into, and became, a security of CFS Bancorp-Indiana. Each certificate representing shares of capital stock of CFS Bancorp-Delaware outstanding immediately before the Reincorporation will, from and after the Reincorporation, be deemed for all corporate purposes to represent the same number of shares of capital stock of CFS Bancorp-Indiana.

The above description of the Merger Agreement is qualified in its entirety by reference to the full and complete text of such agreement, a copy of which was filed as Appendix A to the registrant's Definitive Proxy Statement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

        2.1 Agreement and Plan of Merger, dated April 25, 2005 (incorporated by reference to Exhibit 2.1 of the registrant's Current Report on Form 8-K, filed with the SEC on April 25, 2005)

        3(i) Articles of Incorporation of CFS Bancorp-Indiana (incorporated by reference to Appendix B of the registrant's Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 25, 2005)

        3(ii) Bylaws of CFS Bancorp-Indiana (incorporated by reference to Appendix D of the registrant's Definitive Proxy Statement on
                Schedule 14A, filed with the SEC on March 25, 2005)






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CFS BANCORP, INC.
                                       (Registrant)


Date: June 30, 2005                    By: /s/ Brian L. Goins
                                           -------------------------------------
                                           Brian L. Goins, Senior Vice President



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                                INDEX TO EXHIBITS



Exhibit No.                              Description
-----------                              -----------
   2.1          Agreement and Plan of Merger, dated April 25, 2005 (incorporated by reference to Exhibit 2.1 of the registrant's Current Report on Form 8-K, filed with the SEC on April 25, 2005)


   3(i) Articles of Incorporation of CFS Bancorp-Indiana (incorporated by reference to Appendix B of the registrant's Definitive Proxy
                Statement on Schedule 14A, filed with the SEC on March 25, 2005)


   3(ii)        Bylaws of CFS Bancorp-Indiana (incorporated by reference to
                Appendix D of the registrant's Definitive Proxy Statement on
                Schedule 14A, filed with the SEC on March 25, 2005)